UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6521

Name of Fund:  Merrill Lynch International Equity Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch International Equity Fund, Inc., 800 Scudders Mill
Road, Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/03

Date of reporting period: 06/01/02 - 05/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Manager


Annual Report
May 31, 2003


Merrill Lynch
International Equity
Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch International Equity Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance


Total Return in U.S. Dollars* of Foreign Stock Markets Representing the Fund's Top Country Positions For the Six-Month Period Ended May 31, 2003


                                Percent of
Country                         Net Assets

Japan                              -6.6%
Netherlands                        -4.5
Finland                            -4.2
Switzerland                         4.7
United Kingdom                      4.8
France                              6.5
Ireland                            11.1
Australia                          13.7
Italy                              16.3
Canada                             20.2


Source: Morgan Stanley Capital International World (Ex-U.S.) Index.

*For the six-month period ended May 31, 2003, total investment return in U.S. dollars for the Morgan Stanley Capital International World (Ex-U.S.) Index was +4.16%.



Merrill Lynch International Equity Fund, May 31, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.


Investment Environment
Europe, Australasia and Far East (EAFE) equity markets fell during the period as economic data softened and geopolitical tensions, as well as concerns over corporate accounting, led investors to demand a higher risk premium.

Markets fell particularly heavily at the beginning of the 12-month period (June and July 2002) as revelations of further accounting irregularities at high-profile U.S. companies such as WorldCom, Inc. and Xerox Corporation dealt a heavy blow to investor confidence in the United States and in other regions. In Europe, technology and telecommunication stocks were weak, and debt concerns surrounding France Telecom and Deutsche Telekom further hindered performance in this area of the market. In Japan, exporting stocks such as Sony Corporation and Hitachi, Ltd. suffered as doubts were raised about the levels of overseas demand going forward. The Bank of Japan intervened to restrain the yen's strength relative to the dollar.

Markets rallied in August in the wake of severe declines, but fell sharply again in September 2002 because of deteriorating economic data, increasing geopolitical tensions and a weaker-than-expected lead up to the third-quarter reporting season. Sentiment was also negatively impacted by concerns about the solvency of European financials given continued equity market weakness and the flood of rights issues. The Bank of Japan's surprise announcement in late September that it would buy stocks from banks raised hope that the government may move to recapitalize the banking sector and take more aggressive action regarding the liquidation of bad loans. This led to a sharp rally in Japanese bank shares.

Toward the end of the calendar year 2002, European equity markets rallied strongly, underpinned by third-quarter earnings numbers, which were in line with, to marginally ahead of, the market's downgraded estimates. Investors also began to anticipate that the European Central Bank would cut interest rates at its meeting at the beginning of December (this actually materialized), which also helped boost the demand for equities. The Japanese market lagged other regions as investors responded negatively to the rising possibility of forced bankruptcies and a hard landing for the economy, which could arise from the government's planned reforms to address banks' bad debt problems.

Equity markets gave back these gains at the beginning of 2003 as mixed macroeconomic data coupled with mounting tensions over Iraq and North Korea did little to inspire investors' appetite for risk. Furthermore, at the corporate level, although most companies reported fourth-quarter profits in line with or ahead of lowered expectations, guidance for 2003 was generally very cautious, which caused a reappraisal of expectations.

EAFE equity markets rallied strongly toward the end of the period as investors expressed relief as the war in Iraq appeared to have come to a relatively swift conclusion and confidence in a sustained economic recovery increased.


Fiscal Year in Review
The Fund's fiscal year ended May 31, 2003 was a poor period for returns in international stock markets as the unmanaged benchmark Morgan Stanley Capital International World (Ex-U.S.) Index posted a return of -11.57% (in U.S. dollar terms). Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class I Shares had total returns of -12.06%, -12.75%, -12.82% and -11.86%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.)

The Fund underperformed its benchmark for the 12 months ended May 31, 2003. Although our investment selection was positive in the financial and information technology sectors, this was offset by negative contributions from the energy and industrials sectors.

Within the financials sector, our selection of banks was positive. Our holding in Anglo Irish Bank Corporation outperformed as its domestic business continued to grow strongly, aided by good economic growth. Banca Intesa, the Italian bank, also outperformed as its management's cost reduction efforts proved better than investors expected, supporting earnings against a background of slow economic growth. The Fund's relative performance also benefited from our underweighting of Japanese and German banks, which generally performed poorly over the period as a whole on concerns of bad debt provisioning and the poor outlook for revenue growth.

The performance of information technology stocks was highly volatile. However, throughout the period as a whole, our focus on high quality franchises with good management teams where valuations were reasonable, such as Canon, Inc. (office automation and digital cameras) and Nokia Oyj, proved positive. Relative performance was also helped by our avoidance of some of the worst-performing stocks in this sector.

These benefits were partially offset by disappointing performance in the energy sector. The Fund's holdings in BP Amoco PLC underperformed the sector as production growth did not meet expectations toward the end of 2002. While this was clearly disappointing, our subsequent meetings with management gave us confidence that longer-term growth should come from investment in new and larger projects in selected areas. A further drag on relative performance came from the industrials sector where our holding in Brambles Industries PLC detracted following the company's profit warning in late 2002 as a result of unexpected weakness in its pallet business. This holding was sold, as we became concerned that further problems could emerge.


Portfolio Matters
As we discussed in our last report to shareholders, there was a change in the Fund's management team at the end of September 2002. At that time, there was a transition to a more bottom-up stock selection approach, and the Fund was restructured. The changes to the Fund since that period are summarized in the following paragraphs.

One of the issues that we noticed at the beginning of 2003 was insurance companies in Europe and the United Kingdom selling equities to observe solvency regulations. We used this price action as an opportunity to add into our existing holdings in Diageo PLC, Unilever NV and Nestle SA as we believed that these shares were undervalued in absolute terms. We were also confident in the potential of these companies given the quality of their managements, franchises and brand portfolios.

In the health care sector, we added to medical equipment companies and established a holding in Olympus Optical Co., Ltd., a medical camera devices business. The company has high market share and is very cash generative. We believe the valuation appeared attractive on a relative basis. We also initiated a position in Centerpulse AG, a Swiss company, which had undergone some restructuring following damages claims against the company in 2001. The new management appears impressive to us, and we believe the shares looked attractively valued.

These transactions were partially funded through reducing our exposure to the financials sector. We initially reduced the Fund's exposure to European insurers such as ING Groep NV, where we had concerns over the quality and sustainability of earnings. Later in the period, we also sold our holding in Takefuji Corporation as we believed that government reforms announced in January could ultimately increase unemployment and thus increase bad debt provisioning for consumer finance companies such as Takefuji.



Merrill Lynch International Equity Fund, May 31, 2003


In Conclusion
While we continue to expect a gradual recovery in economic growth to be sustained (supported by stimulative economic policy in the United States), we believe the level of nominal growth is likely to remain modest as corporate deleveraging restrains investment spending and consumer spending growth remains moderate. Following the continued rally in May 2003, valuations in general appear full and some areas such as technology hardware continue to appear to be pricing in overly optimistic assumptions in the medium term.

We therefore retain our focus on investing in what we believe are high-quality franchises at reasonable valuations. This continues to lead us to a balanced strategy, which combines selected cyclicality (such as media and materials) with defensive companies (such as beverages and medical equipment) that in our view offer good growth at reasonable valuations.

We thank you for your interest in Merrill Lynch International Equity Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Ian Rowley)
Ian Rowley
Vice President and
Portfolio Manager



June 25, 2003



PERFORMANCE DATA


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results

                                                                 6-Month          12-Month     Since Inception
As of May 31, 2003                                             Total Return     Total Return     Total Return
ML International Equity Fund Class A Shares*                       +5.14%          -12.06%          + 4.79%
ML International Equity Fund Class B Shares*                       +4.65           -12.75           - 2.97
ML International Equity Fund Class C Shares*                       +4.57           -12.82           -16.61
ML International Equity Fund Class I Shares*                       +5.13           -11.86           - 8.87
Morgan Stanley Capital International World (Ex-U.S.) Index**       +4.16           -11.57           + 9.35

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 7/30/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class I
Shares.
**This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries, excluding the United States. Since inception total returns are for the periods from 7/30/93 and from 10/31/94, respectively.



Merrill Lynch International Equity Fund, May 31, 2003


PERFORMANCE DATA (concluded)


Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/03                    -12.06%        -16.68%
Five Years Ended 5/31/03                  - 4.46         - 5.49
Inception (7/30/93) through 5/31/03       + 0.48         - 0.07

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 5/31/03                    -12.75%        -16.24%
Five Years Ended 5/31/03                  - 5.20         - 5.56
Inception (7/30/93) through 5/31/03       - 0.31         - 0.31

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 5/31/03                    -12.82%        -13.69%
Five Years Ended 5/31/03                  - 5.23         - 5.23
Inception (10/21/94) through 5/31/03      - 2.09         - 2.09

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/03                    -11.86%        -16.49%
Five Years Ended 5/31/03                  - 4.22         - 5.24
Inception (10/21/94) through 5/31/03      - 1.07         - 1.69

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML International Equity Fund++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International World (Ex-U.S.) Index++++. Values illustrated are as follows:


ML International Equity Fund++
Class A Shares*

Date                        Value

7/30/1993**               $ 9,475.00
May 1994                  $10,906.00
May 1995                  $10,348.00
May 1996                  $12,031.00
May 1997                  $13,294.00
May 1998                  $12,473.00
May 1999                  $12,386.00
May 2000                  $14,944.00
May 2001                  $12,402.00
May 2002                  $11,290.00
May 2003                  $ 9,929.00


ML International Equity Fund++
Class B Shares*


Date                        Value

7/30/1993**               $10,000.00
May 1994                  $11,440.00
May 1995                  $10,763.00
May 1996                  $12,422.00
May 1997                  $13,627.00
May 1998                  $12,671.00
May 1999                  $12,499.00
May 2000                  $14,952.00
May 2001                  $12,323.00
May 2002                  $11,121.00
May 2003                  $ 9,703.00


Morgan Stanley Capital International
World (Ex-U.S.) Index++++

Date                        Value

10/21/1993**              $10,000.00
May 1994                  $11,110.00
May 1995                  $11,683.00
May 1996                  $12,971.00
May 1997                  $14,041.00
May 1998                  $15,638.00
May 1999                  $16,264.00
May 2000                  $19,249.00
May 2001                  $15,922.00
May 2002                  $14,420.00
May 2003                  $12,751.00



A line graph illustrating the growth of a $10,000 investment in ML International Equity Fund++ Class C and Class I Shares* compared to a similar investment in Morgan Stanley Capital International World (Ex-U.S.) Index++++. Values illustrated are as follows:


ML International Equity Fund++
Class C Shares*

Date                        Value

10/21/1994**              $10,000.00
May 1995                  $ 9,264.00
May 1996                  $10,686.00
May 1997                  $11,723.00
May 1998                  $10,907.00
May 1999                  $10,743.00
May 2000                  $12,861.00
May 2001                  $10,602.00
May 2002                  $ 9,564.00
May 2003                  $ 8,339.00


ML International Equity Fund++
Class I Shares*

Date                        Value

10/21/1994**              $ 9,475.00
May 1995                  $ 8,833.00
May 1996                  $10,289.00
May 1997                  $11,396.00
May 1998                  $10,710.00
May 1999                  $10,672.00
May 2000                  $12,909.00
May 2001                  $10,744.00
May 2002                  $ 9,797.00
May 2003                  $ 8,635.00


Morgan Stanley Capital International
World (Ex-U.S.) Index++++

Date                        Value

10/21/1994**              $10,000.00
May 1995                  $10,019.00
May 1996                  $11,124.00
May 1997                  $12,041.00
May 1998                  $13,411.00
May 1999                  $13,947.00
May 2000                  $16,508.00
May 2001                  $13,654.00
May 2002                  $12,366.00
May 2003                  $10,935.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests in a diversified portfolio of equity securities of issuers located in countries other than the United States. ++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries (excluding the United States) and is widely used as a benchmark by internationally invested equity funds. The starting date for the Index in the Class C and Class I Shares' graph is from 10/21/94.

Past performance is not indicative of future results.



PORTFOLIO INFORMATION


Worldwide
Investments as of
May 31, 2003


                                  Percent of
Ten Largest Equity Holdings       Net Assets

Vodafone Group PLC                    4.4%
BP Amoco PLC                          4.3
Shell Transport & Trading Company     2.8
Royal Bank of Scotland Group PLC      2.8
GlaxoSmithKline PLC                   2.7
Novartis AG (Registered Shares)       2.7
TotalFinaElf SA                       2.6
Nestle SA (Registered Shares)         2.6
Diageo PLC                            2.4
Unilever NV 'A'                       2.4



                                  Percent of
Geographical Asset Mix           Net Assets*


Europe (Ex United Kingdom)           40.0%
United Kingdom                       38.8
Japan                                13.1
Pacific Basin/Asia (Ex Japan)         3.4
North America                         2.7
Latin America                         0.0++

*Total may not equal 100%.
++Amount is less than .01%.



                                  Percent of
Ten Largest Countries             Net Assets

United Kingdom                       38.8%
Japan                                13.1
France                               10.1
Switzerland                           9.6
United States                         6.7+++
Italy                                 5.1
Netherlands                           4.2
Ireland                               3.1
Finland                               2.7
Australia                             2.7

+++Includes investments in short-term securities.



Five Largest Industries++         Percent of
(Equity Investments)              Net Assets

Commercial Banks                     15.3%
Oil & Gas                            11.8
Pharmaceuticals                       9.6
Food Products                         5.8
Wireless Telecommunications
  Services                            5.5

++For Fund compliance puposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may combine such industry sub-classifications for reporting ease. These classifications are unaudited.



Merrill Lynch International Equity Fund, May 31, 2003


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                 Shares                                                                          Percent of
EUROPE        Industry*           Held                      Common Stocks                                Value   Net Assets
Finland       Communications     243,170   Nokia Oyj (Series A)                                     $    4,375,866     2.0%
              Equipment

              Paper & Forest     109,335   UPM-Kymmene Oyj                                               1,522,557      0.7
              Products

                                           Total Common Stocks in Finland                                5,898,423      2.7


France        Automobiles         31,510   PSA Peugeot Citroen                                           1,439,799      0.7

              Building Products   31,684   Compagnie de Saint-Gobain                                     1,199,937      0.6

              Chemicals           23,442   Air Liquide                                                   3,578,754      1.7

              Commercial Banks    77,100   BNP Paribas SA                                                3,817,676      1.8

              Food Products        3,637   Groupe Danone                                                   500,058      0.2

              Food & Staples      15,087   Carrefour SA                                                    675,536      0.3
              Retailing

              Media               38,479   ++Vivendi Universal SA                                          706,010      0.3

              Oil & Gas           39,016   TotalFinaElf SA                                               5,713,137      2.6

              Pharmaceuticals     41,759   Aventis SA                                                    2,179,716      1.0

              Road & Rail         68,018   Autoroutes du Sud de la France                                2,031,983      0.9

                                           Total Common Stocks in France                                21,842,606     10.1


Germany       Automobiles         34,318   Bayerische Motoren Werke (BMW) AG                             1,185,464      0.5

              Software            13,304   SAP AG (Systeme, Anwendungen, Produkte in der                 1,493,553      0.7
                                           Datenverarbeitung)

                                           Total Common Stocks in Germany                                2,679,017      1.2


Ireland       Commercial Banks   132,002   Allied Irish Banks PLC                                        1,977,937      0.9
                                   2,100   Anglo Irish Bank Corporation PLC                                 18,355      0.0
                                 126,233   Anglo Irish Bank Corporation PLC                              1,107,578      0.5
                                  80,827   Bank of Ireland                                                 977,265      0.5
                                                                                                    --------------   ------
                                                                                                         4,081,135      1.9

              Construction       171,903   CRH PLC                                                       2,668,824      1.2
              Materials

                                           Total Common Stocks in Ireland                                6,749,959      3.1


Italy         Commercial Banks   384,848   Banca Intesa SpA                                                819,276      0.4
                                 778,198   Intesa BCI SpA                                                2,489,554      1.2
                                 668,793   Unicredito Italiano SpA                                       3,059,876      1.4
                                                                                                    --------------   ------
                                                                                                         6,368,706      3.0

              Oil & Gas          279,809   ENI SpA                                                       4,515,214      2.1

                                           Total Common Stocks in Italy                                 10,883,920      5.1


Netherlands   Beverages           30,776   Heineken NV                                                   1,105,824      0.5

              Diversified         79,850   Fortis                                                        1,300,730      0.6
              Financial Services

              Food Products       87,430   Unilever NV 'A'                                               5,110,689      2.4

              Insurance          170,721   Aegon NV                                                      1,612,372      0.7

                                           Total Common Stocks in the Netherlands                        9,129,615      4.2


Spain         Commercial Banks    87,240   Banco Bilbao Vizcaya, SA                                        861,901      0.4

              Diversified        210,888   Telefonica SA                                                 2,368,742      1.1
              Telecommunication
              Services

              Electric            44,422   Endesa SA                                                       710,558      0.3
              Utilities

                                           Total Common Stocks in Spain                                  3,941,201      1.8


Sweden        Building           113,140   Assa Abloy AB 'B'                                             1,106,910      0.5
              Products

              Machinery           32,693   SKF AB 'B'                                                      906,952      0.4
                                 106,868   Sandvik AB                                                    2,723,926      1.3
                                                                                                    --------------   ------
                                                                                                         3,630,878      1.7

                                           Total Common Stocks in Sweden                                 4,737,788      2.2


Switzerland   Capital Markets     31,738   Credit Suisse Group                                             857,751      0.4
                                  39,729   UBS AG (Registered Shares)                                    2,141,330      1.0
                                                                                                    --------------   ------
                                                                                                         2,999,081      1.4

              Chemicals            1,646   Givaudan (Registered Shares)                                    650,843      0.3

              Food Products       27,155   Nestle SA (Registered Shares)                                 5,691,823      2.6

              Health Care          8,704   ++Centerpulse AG (Registered Shares)                          2,389,097      1.1
              Providers &
              Services

              Insurance           23,572   Swiss Re (Registered Shares)                                  1,514,819      0.7

              Pharmaceuticals    146,310   Novartis AG (Registered Shares)                               5,734,674      2.7
                                  24,014   Roche Holding AG                                              1,830,850      0.8
                                                                                                    --------------   ------
                                                                                                         7,565,524      3.5

                                           Total Common Stocks in Switzerland                           20,811,187      9.6


United        Auto Components    322,656   GKN PLC                                                       1,083,678      0.5
Kingdom
              Beverages          485,985   Diageo PLC                                                    5,215,200      2.4

              Commercial Banks   493,983   Barclays PLC                                                  3,480,064      1.6
                                 115,505   HSBC Holdings PLC                                             1,364,404      0.6
                                 229,065   Royal Bank of Scotland Group PLC                              5,948,327      2.8
                                                                                                    --------------   ------
                                                                                                        10,792,795      5.0

              Diversified        395,127   BT Group PLC                                                  1,246,161      0.6
              Telecommunication
              Services

              Electric            70,000   ++British Energy PLC (Deferred Shares)                                1      0.0
              Utilities

              Food & Staples     525,090   Tesco PLC                                                     1,757,125      0.8
              Retailing

              Gas Utilities      667,272   Centrica PLC                                                  1,943,208      0.9




Merrill Lynch International Equity Fund, May 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

EUROPE                           Shares                                                                          Percent of
(concluded)   Industry*           Held                      Common Stocks                                Value   Net Assets
United        Health Care         94,045   Alliance Unichem PLC                                     $      766,927     0.4%
Kingdom       Providers
(concluded)   & Services

              Hotels,            164,373   Compass Group PLC                                               899,464      0.4
              Restaurants &
              Leisure


              Industrial         132,082   Smiths Industries PLC                                         1,443,365      0.7
              Conglomerates

              Insurance          103,878   AVIVA PLC                                                       757,339      0.4
                                 288,349   Prudential Corporation PLC                                    1,795,184      0.8
                                                                                                    --------------   ------
                                                                                                         2,552,523      1.2

              Media               44,322   Pearson PLC                                                     413,905      0.2
                                 415,985   Reed Elsevier PLC                                             3,414,461      1.6
                                 221,300   WPP Group PLC                                                 1,776,578      0.8
                                                                                                    --------------   ------
                                                                                                         5,604,944      2.6

              Metals & Mining    606,145   Billiton PLC                                                  3,153,023      1.5
                                 154,305   Rio Tinto PLC (Registered Shares)                             3,023,556      1.4
                                                                                                    --------------   ------
                                                                                                         6,176,579      2.9

              Multi-Utilities    561,408   National Grid Group PLC                                       3,628,544      1.7
              & Unregulated
              Power

              Oil & Gas        1,349,423   BP Amoco PLC                                                  9,241,260      4.3
                                 935,026   Shell Transport & Trading Company                             6,142,920      2.8
                                                                                                    --------------   ------
                                                                                                        15,384,180      7.1

              Paper & Forest     436,292   Bunzl PLC                                                     3,102,229      1.4
              Products

              Pharmaceuticals     64,094   AstraZeneca Group PLC                                         2,596,859      1.2
                                 297,896   GlaxoSmithKline PLC                                           5,881,100      2.7
                                                                                                    --------------   ------
                                                                                                         8,477,959      3.9

              Tobacco             82,506   British American Tobacco PLC                                    886,064      0.4
                                  34,503   Imperial Tobacco Group PLC                                      621,808      0.3
                                                                                                    --------------   ------
                                                                                                         1,507,872      0.7

              Transportation      44,226   BAA PLC                                                         353,594      0.2
              Infrastructure

              Water Utilities    177,456   Severn Trent PLC                                              2,174,699      1.0

              Wireless         4,407,866   Vodafone Group PLC                                            9,568,659      4.4
              Telecommunications
              Services

                                           Total Common Stocks in the United Kingdom                    83,679,706     38.8


                                           Total Common Stocks in Europe (Cost--$157,562,930)          170,353,422     78.8


NORTH AMERICA

Canada        Aerospace &        204,887   Bombardier Inc. 'B'                                             571,410      0.3
              Defense

              Commercial Banks    55,804   Royal Bank of Canada                                          2,392,993      1.1

              Diversified         53,978   Power Financial Corporation                                   1,735,330      0.8
              Financial Services

                                           Total Common Stocks in Canada                                 4,699,733      2.2


United        Software            61,338   ++Amdocs Limited                                              1,196,704      0.5
States
                                           Total Common Stocks in the United States                      1,196,704      0.5


                                           Total Common Stocks in North America (Cost--$5,174,364)       5,896,437      2.7


PACIFIC BASIN/ASIA

Australia     Beverages          324,200   Foster's Brewing Group Limited                                  904,214      0.4

              Commercial Banks    38,810   Commonwealth Bank of Australia                                  714,205      0.3
                                  65,000   National Australia Bank Limited                               1,402,025      0.7
                                 151,400   Westpac Banking Corporation Limited                           1,608,155      0.7
                                                                                                    --------------   ------
                                                                                                         3,724,385      1.7

              Diversified         96,300   Telstra Corporation Limited                                     283,020      0.2
              Telecommunication
              Services

              Industrial         296,700   Brambles Industries Limited                                     873,917      0.4
              Conglomerates

                                           Total Common Stocks in Australia                              5,785,536      2.7


Hong Kong     Electric           188,000   Hongkong Electric Holdings Limited                              749,710      0.3
              Utilities

                                           Total Common Stocks in Hong Kong                                749,710      0.3


Japan         Air Freight &      105,000   Yamato Transport Co., Ltd.                                    1,122,821      0.5
              Logistics

              Automobiles        172,100   Nissan Motor Co., Ltd.                                        1,356,886      0.6

              Chemicals          110,000   Kuraray Co., Ltd.                                               658,501      0.3
                                  60,500   Shin-Etsu Chemical Co., Ltd.                                  1,851,344      0.9
                                                                                                    --------------   ------
                                                                                                         2,509,845      1.2

              Consumer Finance    32,600   Promise Co., Ltd.                                             1,261,971      0.5

              Electric            87,400   Chubu Electric Power Company, Incorporated                    1,728,197      0.8
              Utilities

              Electronic          68,000   Olympus Optical Co., Ltd.                                     1,284,896      0.6
              Equipment &
              Instruments

              Food Products       84,200   Katokichi Co., Ltd.                                           1,375,585      0.6

              Food & Staples      19,800   Lawson Inc.                                                     592,651      0.3
              Retailing

              Household           55,000   Kao Corporation                                               1,011,663      0.5
              Products

              Insurance               55   Millea Holdings, Inc.                                           397,768      0.2

              Leisure            106,000   Fuji Photo Film                                               2,933,489      1.4
              Equipment &
              Products

              Office             113,000   Canon, Inc.                                                   4,723,883      2.2
              Electronics

              Pharmaceuticals     68,100   Takeda Chemical Industries, Ltd.                              2,670,365      1.2

              Road & Rail            296   East Japan Railway Company                                    1,423,017      0.7




Merrill Lynch International Equity Fund, May 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in U.S. dollars)

PACIFIC
BASIN/ASIA                       Shares                                                                          Percent of
(concluded)   Industry*           Held                      Common Stocks                                Value   Net Assets
Japan         Trading            241,000   Mitsubishi Corporation                                   $    1,505,180     0.7%
(concluded)   Companies &
              Distributors

              Wireless             1,131   NTT DoCoMo, Inc.                                              2,373,488      1.1
              Telecommunications
              Services

                                           Total Common Stocks in Japan                                 28,271,705     13.1


Singapore     Commercial Banks   147,000   United Overseas Bank Ltd.                                       940,678      0.4

                                           Total Common Stocks in Singapore                                940,678      0.4


                                           Total Common Stocks in the Pacific Basin/Asia
                                           (Cost--$37,001,238)                                          35,747,629     16.5




LATIN                             Face
AMERICA                          Amount                Fixed Income Securities
Brazil        Metals &    BRL     44,000   Companhia Vale do Rio Doce, 0% due 12/31/2049 (a)                     0      0.0
              Mining

                                           Total Fixed Income Securities in Latin America (Cost--$0)             0      0.0



                         Shares Held/
                     Beneficial Interest                Short-Term Securities
                          US  $3,874,231   Merrill Lynch Liquidity Series, LLC Cash
                                           Sweep Series I (b)                                            3,874,231      1.8
                          US  $6,143,280   Merrill Lynch Liquidity Series, LLC Money Market
                                           Series (b)(c)                                                 6,143,280      2.9
                               3,307,920   Merrill Lynch Premier Institutional Fund (b)(c)               3,307,920      1.5

                                           Total Short-Term Securities (Cost--$13,325,431)              13,325,431      6.2

              Total Investments (Cost--$213,063,963)                                                   225,322,919    104.2
              Liabilities in Excess of Other Assets                                                    (9,152,486)    (4.2)
                                                                                                    --------------   ------
              Net Assets                                                                            $  216,170,433   100.0%
                                                                                                    ==============   ======

++Non-income producing security.
*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)Received through a bonus issue from Companhia Vale do Rio Doce.
As of May 31, 2003, the debentures have not commenced trading and the coupon rate has not been determined.
(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:


                                                      Dividend/
                                         Net           Interest
Affiliate                              Activity         Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I               $3,874,231       $ 20,883
Merrill Lynch Liquidity Series,
LLC Money Market Series               $6,143,280       $ 10,395
Merrill Lynch Premier
Institutional Fund                     3,307,920       $  6,657

(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

                  As of May 31, 2003
Assets:           Investments, at value (including securities loaned of $9,002,130)
                  (identified cost--$213,063,963)                                                            $  225,322,919
                  Foreign cash (cost--$41,280)                                                                       40,892
                  Receivables:
                     Dividends                                                              $    1,249,321
                     Securities sold                                                               939,470
                     Beneficial interest sold                                                      337,895
                     Interest                                                                        3,831        2,530,517
                                                                                            --------------
                  Prepaid registration fees                                                                          73,026
                                                                                                             --------------
                  Total assets                                                                                  227,967,354
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                       9,451,200
                  Payables:
                     Securities purchased                                                        1,637,656
                     Beneficial interest redeemed                                                  397,657
                     Investment adviser                                                            121,842
                     Other affiliates                                                               86,403
                     Distributor                                                                    46,166        2,289,724
                                                                                            --------------
                  Accrued expenses and other liabilities                                                             55,997
                                                                                                             --------------
                  Total liabilities                                                                              11,796,921
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  216,170,433
                                                                                                             ==============

Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:       of shares authorized                                                                       $    1,511,581
                  Class B Shares of beneficial interest, $.10 par value, unlimited number
                  of shares authorized                                                                              279,416
                  Class C Shares of beneficial interest, $.10 par value, unlimited number
                  of shares authorized                                                                              153,995
                  Class I Shares of beneficial interest, $.10 par value, unlimited number
                  of shares authorized                                                                            1,086,535
                  Paid-in capital in excess of par                                                              313,324,983
                  Undistributed investment income--net                                       $   2,865,149
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                 (115,360,530)
                  Unrealized appreciation on investments and foreign currency
                  transactions--net                                                             12,309,304
                                                                                            --------------
                  Total accumulated losses--net                                                               (100,186,077)
                                                                                                             --------------
                  Net assets                                                                                 $  216,170,433
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $108,162,241 and 15,115,806 shares of
Value:                     beneficial interest outstanding                                                   $         7.16
                                                                                                             ==============
                  Class B--Based on net assets of $19,491,204 and 2,794,163 shares of
                           beneficial interest outstanding                                                   $         6.98
                                                                                                             ==============
                  Class C--Based on net assets of $10,585,537 and 1,539,950 shares of
                           beneficial interest outstanding                                                   $         6.87
                                                                                                             ==============
                  Class I--Based on net assets of $77,931,451 and 10,865,349 shares of
                           beneficial interest outstanding                                                   $         7.17
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch International Equity Fund, May 31, 2003


STATEMENT OF OPERATIONS

                  For the Year Ended May 31, 2003
Investment        Dividends (net of $598,350 foreign withholding tax)                                        $    4,994,069
Income:           Interest                                                                                           70,793
                  Securities lending--net                                                                            17,052
                                                                                                             --------------
                  Total income                                                                                    5,081,914
                                                                                                             --------------

Expenses:         Investment advisory fees                                                  $    1,476,432
                  Account maintenance and distribution fees--Class B                               250,795
                  Account maintenance fees--Class A                                                236,970
                  Transfer agent fees--Class A                                                     231,314
                  Transfer agent fees--Class I                                                     160,767
                  Custodian fees                                                                   157,857
                  Accounting services                                                              115,355
                  Account maintenance and distribution fees--Class C                               110,764
                  Professional fees                                                                 90,631
                  Transfer agent fees--Class B                                                      76,460
                  Registration fees                                                                 69,005
                  Trustees' fees and expenses                                                       58,189
                  Printing and shareholder reports                                                  56,763
                  Transfer agent fees--Class C                                                      32,217
                  Pricing fees                                                                       3,323
                  Other                                                                             20,753
                                                                                            --------------
                  Total expenses                                                                                  3,147,595
                                                                                                             --------------
                  Investment income--net                                                                          1,934,319
                                                                                                             --------------

Realized &        Realized gain (loss)on:
Unrealized Gain      Investments--net                                                         (41,517,633)
(Loss) on            Foreign currency transactions--net                                          1,039,315     (40,478,318)
Investments &                                                                               --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--Net:   Investments--net                                                           12,346,515
                     Foreign currency transactions--net                                             24,535       12,371,050
                                                                                            --------------   --------------
                  Total realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                   (28,107,268)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $ (26,172,949)
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Year Ended May 31,
                  Increase (Decrease) in Net Assets:                                               2003             2002
Operations:       Investment income--net                                                    $    1,934,319   $      181,215
                  Realized loss on investments and foreign currency transactions--net         (40,478,318)     (25,516,367)
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                            12,371,050        7,262,411
                                                                                            --------------   --------------
                  Net decrease in net assets resulting from operations                        (26,172,949)     (18,072,741)
                                                                                            --------------   --------------

Dividends &       Investment income--net:
Distributions to     Class A                                                                     (545,683)        (249,624)
Shareholders:        Class I                                                                     (495,809)        (199,044)
                  Realized gain on investments--net:
                     Class A                                                                            --        (618,054)
                     Class B                                                                            --        (925,574)
                     Class C                                                                            --        (206,374)
                     Class I                                                                            --        (365,798)
                                                                                            --------------   --------------
                  Net decrease in net assets resulting from dividends and
                  distributions to shareholders                                                (1,041,492)      (2,564,468)
                                                                                            --------------   --------------

Beneficial        Net increase in net assets derived from beneficial interest
Interest          transactions                                                                  16,990,107       66,995,761
Transactions:                                                                               --------------   --------------

Net Assets:       Total increase (decrease) in net assets                                     (10,224,334)       46,358,552
                  Beginning of year                                                            226,394,767      180,036,215
                                                                                            --------------   --------------
                  End of year*                                                              $  216,170,433   $  226,394,767
                                                                                            ==============   ==============

                  *Undistributed investment income--net                                     $    2,865,149   $      905,304
                                                                                            ==============   ==============

See Notes to Financial Statements.



Merrill Lynch International Equity Fund, May 31, 2003


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                              Class A++++
from information provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000         1999
Per Share         Net asset value, beginning of year          $    8.19    $    9.13    $   11.10    $    9.20    $    9.63
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net++                          .07          .03          .01          .06          .11
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.06)        (.84)       (1.89)         1.84        (.20)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                (.99)        (.81)       (1.88)         1.90        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions:
                     Investment income--net                       (.04)        (.04)           --           --           --
                     Realized gain on investments--net               --        (.09)           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.09)           --        (.34)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions               (.04)        (.13)        (.09)           --        (.34)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    7.16    $    8.19    $    9.13    $   11.10    $    9.20
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share           (12.06%)      (8.96%)     (17.01%)       20.65%       (.70%)
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses, excluding reorganization expenses     1.53%        1.57%        1.51%        1.57%        1.59%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Expenses                                        1.53%        1.57%        1.54%        1.66%        1.59%
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          1.07%         .40%         .14%         .55%        1.23%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $ 108,162    $ 103,791    $  28,905    $  41,931    $  35,210
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            140.97%      135.54%      154.99%      149.78%      132.43%
                                                              =========    =========    =========    =========    =========




The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000         1999
Per Share         Net asset value, beginning of year          $    8.00    $    8.96    $   10.97    $    9.17    $    9.62
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income (loss)--net++                  --**        (.05)        (.07)        (.03)          .04
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.02)        (.82)       (1.85)         1.83        (.19)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.02)        (.87)       (1.92)         1.80        (.15)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions:
                     Realized gain on investments--net               --        (.09)           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.09)           --        (.30)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total distributions                                --        (.09)        (.09)           --        (.30)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    6.98    $    8.00    $    8.96    $   10.97    $    9.17
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share           (12.75%)      (9.76%)     (17.58%)       19.63%      (1.36%)
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses, excluding reorganization expenses     2.35%        2.33%        2.30%        2.35%        2.39%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Expenses                                        2.35%        2.33%        2.33%        2.44%        2.39%
                                                              =========    =========    =========    =========    =========
                  Investment income (loss)--net                    .06%       (.60%)       (.65%)       (.26%)         .41%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $  19,491    $  40,854    $  97,211    $ 150,140    $ 144,681
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            140.97%      135.54%      154.99%      149.78%      132.43%
                                                              =========    =========    =========    =========    =========




The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000         1999
Per Share         Net asset value, beginning of year          $    7.88    $    8.83    $   10.81    $    9.03    $    9.49
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income (loss)--net++                   .01        (.04)        (.07)        (.02)          .03
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.02)        (.82)       (1.82)         1.80        (.19)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.01)        (.86)       (1.89)         1.78        (.16)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions:
                     Realized gain on investments--net               --        (.09)           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.09)           --        (.30)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total distributions                                --        (.09)        (.09)           --        (.30)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    6.87    $    7.88    $    8.83    $   10.81    $    9.03
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share           (12.82%)      (9.79%)     (17.56%)       19.71%      (1.50%)
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses, excluding reorganization expenses     2.33%        2.33%        2.29%        2.41%        2.40%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Expenses                                        2.33%        2.33%        2.32%        2.51%        2.40%
                                                              =========    =========    =========    =========    =========
                  Investment income (loss)--net                    .17%       (.50%)       (.66%)         .54%         .40%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $  10,586    $  14,696    $  20,987    $  33,999    $   6,328
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            140.97%      135.54%      154.99%      149.78%      132.43%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
**Amount is less than $.01 per share.
++Based on average shares outstanding.
++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.



Merrill Lynch International Equity Fund, May 31, 2003


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios have been derived                              Class I++++
from information provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000         1999
Per Share         Net asset value, beginning of year          $    8.20    $    9.14    $   11.08    $    9.16    $    9.57
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net++                          .09          .06          .05          .09          .13
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.06)        (.86)       (1.90)         1.83        (.18)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                (.97)        (.80)       (1.85)         1.92        (.05)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions:
                     Investment income--net                       (.06)        (.05)           --           --           --
                     Realized gain on investments--net               --        (.09)           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.09)           --        (.36)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions               (.06)        (.14)        (.09)           --        (.36)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    7.17    $    8.20    $    9.14    $   11.08    $    9.16
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share           (11.86%)      (8.82%)     (16.77%)       20.96%       (.35%)
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses, excluding reorganization expenses     1.28%        1.31%        1.26%        1.32%        1.33%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Expenses                                        1.28%        1.31%        1.29%        1.41%        1.33%
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          1.34%         .72%         .45%         .83%        1.54%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $  77,931    $  67,054    $  32,933    $  34,693    $  19,540
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            140.97%      135.54%      154.99%      149.78%      132.43%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



Merrill Lynch International Equity Fund, May 31, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,067,018 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account          Distribution
                           Maintenance Fee           Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                              FAMD              MLPF&S

Class A                       $239              $5,036
Class I                       $ 12              $  163



For the year ended May 31, 2003, MLPF&S received contingent deferred sales charges of $21,602 and $2,328 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of May 31, 2003, the Fund lent securities with a value of $2,199,105 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended May 31, 2003, MLIM, LLC received $21,673 in securities lending agent fees.

In addition, MLPF&S received $29,412 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2003, the Fund reimbursed MLIM $4,694 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, FAMD, PSI, FDS, MLAM U.K. and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2003 were $296,937,020 and $274,851,275, respectively.



Merrill Lynch International Equity Fund, May 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized gains (losses) for the year ended May 31, 2003 and net unrealized gains as of May 31, 2003 were as follows:



                                         Realized       Unrealized
                                      Gains (Losses)      Gains

Investments:
  Long-term                         $ (40,507,394)     $   12,258,956
  Financial futures contracts          (1,010,239)                 --
                                    --------------     --------------
Total investments                     (41,517,633)         12,258,956
                                    --------------     --------------
Currency transactions:
  Forward foreign exchange contracts        53,677                 --
  Foreign currency transactions            985,638             50,348
                                    --------------     --------------
Total currency transactions              1,039,315             50,348
                                    --------------     --------------
Total                               $ (40,478,318)     $   12,309,304
                                    ==============     ==============



As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $4,314,573, of which $14,162,468 related to appreciated securities and $9,847,895 related to depreciated securities. At May 31, 2003, the aggregate cost of investments for Federal income tax purposes was $221,008,346.


4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $16,990,107 and $66,995,761 for the years ended
May 31, 2003 and May 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the Year                                Dollar
Ended May 31, 2003++                      Shares           Amount

Shares sold                              3,725,348     $   25,520,501
Automatic conversion of shares           1,643,835         11,268,804
Shares issued to shareholders
in reinvestment of dividends                73,120            507,452
                                    --------------     --------------
Total issued                             5,442,303         37,296,757
Shares redeemed                        (3,005,397)       (20,716,357)
                                    --------------     --------------
Net increase                             2,436,906     $   16,580,400
                                    ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                Dollar
Ended May 31, 2002++                      Shares           Amount

Shares sold                              7,198,581     $   60,915,258
Automatic conversion of shares           3,873,463         30,824,225
Shares issued to shareholders
in reinvestment of dividends and
distributions                               98,338            817,189
                                    --------------     --------------
Total issued                            11,170,382         92,556,672
Shares redeemed                        (1,656,011)       (13,221,593)
                                    --------------     --------------
Net increase                             9,514,371     $   79,335,079
                                    ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                                Dollar
Ended May 31, 2003                        Shares           Amount

Shares sold                                593,373     $    3,970,548
Shares redeemed                        (1,226,302)        (8,214,072)
Automatic conversion of shares         (1,681,049)       (11,268,804)
                                    --------------     --------------
Net decrease                           (2,313,978)     $ (15,512,328)
                                    ==============     ==============



Class B Shares for the Year                                Dollar
Ended May 31, 2002                        Shares           Amount

Shares sold                              1,137,986     $    8,863,824
Shares issued to shareholders
in reinvestment of distributions            96,363            788,248
                                    --------------     --------------
Total issued                             1,234,349          9,652,072
Shares redeemed                        (3,029,548)       (23,929,002)
Automatic conversion of shares         (3,949,348)       (30,824,225)
                                    --------------     --------------
Net decrease                           (5,744,547)     $ (45,101,155)
                                    ==============     ==============



Class C Shares for the Year                                Dollar
Ended May 31, 2003                        Shares           Amount

Shares sold                                245,559     $    1,629,243
Shares redeemed                          (570,532)        (3,792,108)
                                    --------------     --------------
Net decrease                             (324,973)     $  (2,162,865)
                                    ==============     ==============



Class C Shares for the Year                                Dollar
Ended May 31, 2002                        Shares           Amount

Shares sold                                333,158     $    2,575,420
Shares issued to shareholders
in reinvestment of distributions            22,851            184,183
                                    --------------     --------------
Total issued                               356,009          2,759,603
Shares redeemed                          (868,958)        (6,745,925)
                                    --------------     --------------
Net decrease                             (512,949)     $  (3,986,322)
                                    ==============     ==============



Class I Shares for the Year                                Dollar
Ended May 31, 2003++                      Shares           Amount

Shares sold                             12,923,188     $   87,086,396
Shares issued to shareholders
in reinvestment of dividends                65,602            455,275
                                    --------------     --------------
Total issued                            12,988,790         87,541,671
Shares redeemed                       (10,299,147)       (69,456,771)
                                    --------------     --------------
Net increase                             2,689,643     $   18,084,900
                                    ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                Dollar
Ended May 31, 2002++                      Shares           Amount

Shares sold                              8,269,876     $   66,402,795
Shares issued to shareholders
in reinvestment of dividends and
distributions                               62,445            518,921
                                    --------------     --------------
Total issued                             8,332,321         66,921,716
Shares redeemed                        (3,759,484)       (30,173,557)
                                    --------------     --------------
Net increase                             4,572,837     $   36,748,159
                                    ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A.
and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended May 31, 2003.


6. Commitments:
At May 31, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $917,000 and $216,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002 was as follows:


                                        5/31/2003         5/31/2002

Distributions paid from:
   Ordinary income                  $    1,041,492     $      450,543
   Net long-term capital gains                  --          2,113,925
                                    --------------     --------------
Total taxable distributions         $    1,041,492     $    2,564,468
                                    ==============     ==============


As of May 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                     $    2,918,817
Undistributed long-term capital gains--net                         --
                                                       --------------
Total undistributed earnings--net                           2,918,817
Capital loss carryforward                               (97,973,461)*
Unrealized losses--net                                  (5,131,433)**
                                                       --------------
Total accumulated losses--net                          $(100,186,077)
                                                       ==============

*On May 31, 2003, the Fund had a net capital loss carryforward of $97,973,461, of which $24,504,507 expires in 2007; $30,743,912 expires in 2010; and $42,725,042 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October capital losses for tax purposes.



Merrill Lynch International Equity Fund, May 31, 2003


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Merrill Lynch International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Equity Fund as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Equity Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
July 8, 2003





OFFICERS AND TRUSTEES

                                                                                              Number of    Other Public
                                                                                            Portfolios in   Director-
                      Position(s)   Length                                                   Fund Complex     ships
                          Held     of Time                                                   Overseen by     Held by
Name, Address & Age    with Fund    Served      Principal Occupation(s) During Past 5 Years    Trustee       Trustee
Interested Trustee

Terry K. Glenn*        President    1999 to     President and Chairman of Merrill Lynch       114 Funds      None
P.O.Box 9011           and          present     Investment Managers, L.P. ("MLIM")/Fund     159 Portfolios
Princeton,             Trustee      and         Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1993 to     Funds since 1999; Chairman (Americas
Age: 62                             present     Region) of MLIM from 2000 to 2002;
                                                Executive Vice President of MLIM and
                                                FAM (which terms as used herein include
                                                their corporate predecessors) from 1983
                                                to 2002; President of FAM Distributors,
                                                Inc. ("FAMD") from 1986 to 2002 and
                                                Director thereof from 1991 to 2002;
                                                Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton
                                                Services") from 1993 to 2002; President
                                                of Princeton Administrators, L.P. from
                                                1989 to 2002; Director of Financial Data
                                                Services, Inc. from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Trustee's term is unlimited.
Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



Independent Trustees*

Ronald W. Forbes       Trustee      2000 to     Professor Emeritus of Finance, School of       45 Funds      None
P.O. Box 9095                       present     Business, State University of New York      50 Portfolios
Princeton,                                      at Albany since 2000 and Professor
NJ 08543-9095                                   thereof from 1989 to 2000; International
Age: 62                                         Consultant at the Urban Institute from
                                                1995 to 1999.


Cynthia A. Montgomery  Trustee      2000 to     Professor, Harvard Business School since       45 Funds      Unum
P.O. Box 9095                       present     1989; Director, Unum Provident Corporation  50 Portfolios    Provident
Princeton,                                      since 1990; Director, Newell Rubbermaid,                     Corporation;
NJ 08543-9095                                   Inc. since 1995.                                             Newell
Age: 50                                                                                                      Rubber-
                                                                                                             maid, Inc.


Charles C. Reilly      Trustee      1993 to     Self-employed financial consultant since       45 Funds      None
P.O. Box 9095                       present     1990; Partner of Small Cities Cable         50 Portfolios
Princeton,                                      Television from 1986 to 1997.
NJ 08543-9095
Age: 71


Kevin A. Ryan          Trustee      2000 to     Founder and Director Emeritus of The Boston    45 Funds      None
P.O. Box 9095                       present     University Center for the Advancement of    50 Portfolios
Princeton,                                      Ethics and Character; Professor of
NJ 08543-9095                                   Education at Boston University from 1982
Age: 70                                         to 1999 and Professor Emeritus since 1999.




Merrill Lynch International Equity Fund, May 31, 2003


OFFICERS AND TRUSTEES (concluded)

                                                                                              Number of    Other Public
                                                                                            Portfolios in   Director-
                      Position(s)   Length                                                   Fund Complex     ships
                          Held     of Time                                                   Overseen by     Held by
Name, Address & Age    with Fund    Served      Principal Occupation(s) During Past 5 Years    Trustee       Trustee
Independent Trustees* (concluded)

Roscoe S. Suddarth     Trustee      2000 to     President, Middle East Institute from 1995     45 Funds      None
P.O. Box 9095                       present     to 2001; Foreign Service Officer, United    50 Portfolios
Princeton,                                      States Foreign Service from 1961 to 1995;
NJ 08543-9095                                   Career Minister from 1989 to 1995; Deputy
Age: 67                                         Inspector General, U.S. Department of State
                                                from 1991 to 1994; U.S. Ambassador to the
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Trustee      1993 to     Dean Emeritus of New York University,          45 Funds      Bowne &
P.O. Box 9095                       present     Leonard N. Stern School of Business         50 Portfolios    Co., Inc.;
Princeton,                                      Administration since 1994.                                   Vornado
NJ 08543-9095                                                                                                Operating
Age: 65                                                                                                      Company;
                                                                                                             Vornado
                                                                                                             Realty Trust;
                                                                                                             Alexander's,
                                                                                                             Inc.


Edward D. Zinbarg      Trustee      1994 to     Self-employed financial consultant since       45 Funds      None
P.O. Box 9095                       present     1994.                                       50 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                      Position(s)   Length
                          Held     of Time
Name, Address & Age    with Fund    Served*     Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to     First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present     since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,             and          and         1999; Vice President of FAMD since 1999; Director of MLIM Taxation since
NJ 08543-9011          Treasurer    1999 to     1990.
Age: 42                             present


Robert C. Doll, Jr.    Senior       1999 to     President of MLIM and member of the Executive Management Committee
P.O. Box 9011          Vice         present     of ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President                Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                   at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 48                                         thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                                Inc. from 1991 to 1999.


Ian Rowley             Vice         2002 to     Managing Director of MLIM since 2003; Director (Equities) of MLIM from
P.O. Box 9011          President    present     2001 to 2003.
Princeton,
NJ 08543-9011
Age: 41


Phillip S. Gillespie   Secretary    2003 to     First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
P.O. Box 9011                       present     President from 1999 to 2000 and Attorney associated with MLIM since
Princeton,                                      1998; Assistant General Counsel of Chancellor LGT Asset Management,
NJ 08543-9011                                   Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Trustees.



Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863




IMPORTANT TAX INFORMATION (unaudited)


The following information summarizes all per share distributions paid by Merrill Lynch International Equity Fund during the year ended May 31, 2003:

                                              Domestic                 Foreign
                                 Foreign    Non-Qualifying   Total      Taxes
                                  Source      Ordinary     Ordinary    Paid or
Record Date       Payable Date   Income       Income       Income     Withheld

Class A Shares*:
8/13/2002          8/19/2002    $.027270     $.013719     $.040989    $.020801

Class B Shares:
8/13/2002          8/19/2002       --           --           --          --

Class C Shares:
8/13/2002          8/19/2002       --           --           --          --

Class I Shares*:
8/13/2002          8/19/2002    $.036751     $.018490     $.055241    $.020801

*Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.


The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state. N/A

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Equity Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch International Equity Fund, Inc.


Date: July 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch International Equity Fund, Inc.


Date: July 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Equity Fund, Inc.


Date: July 23, 2003


Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.